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                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549

                           -----------------------------

                                     FORM 8-K/A

                                  CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                         Date of Report  - September 20, 2004
                  Date of Earliest Event Reported - July 30, 2004


                         THE MAY DEPARTMENT STORES COMPANY
                (Exact name of Registrant as specified in its charter)

     Delaware                          I-79                      43-1104396
  (State or other                 (Commission                  (IRS Employer
  jurisdiction of                 File Number)              Identification No.)
  incorporation)

  611 Olive Street, St. Louis, Missouri                            63101
  (Address of principal executive offices)                        (Zip code)

          Registrant's telephone number, including area code: (314)342-6300


                                Not Applicable
            (former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (See General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
      CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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This report on Form 8-K/A amends and supplements the report on Form 8-K filed by The May Department Stores Company on August 2, 2004 in connection with the acquisition of the Marshall Field's department store group from Target Corporation. The report on Form 8-K dated August 2, 2004 is being amended to include the unaudited and audited financial statements of Marshall Field's required by Item 9.01 (a) and the pro forma financial information required by
Item 9.01 (b).


Item 9.01   Financial Statements and Exhibits.

Item 9.01 (a) is hereby amended and supplemented as follows:

     (a)  Financial statements of business acquired.

The unaudited condensed financial statements of Marshall Field's required by
Item 9.01 (a) of Form 8-K for the thirteen weeks ended May 1, 2004 is set forth as exhibit 99.2 to this amendment to the report on 8-K dated August 2, 2004, which exhibit is incorporated herein by reference.

The audited financial statements of Marshall Field's required by Item 9.01 (a) of Form 8-K for the year ended January 31, 2004 is set forth as Exhibit 99.3 to this amendment to the report on 8-K dated August 2, 2004, which exhibit is incorporated herein by reference.

Item 9.01 (b) is hereby amended and supplemented as follows:

     (b)  Pro forma financial information.

The unaudited pro forma financial information required by Item 9.01 (b) of Form 8-K for the thirteen weeks ended May 1, 2004 and the year ended January 31, 2004 is set forth as Exhibit 99.4 to this amendment to the report on Form 8-K dated August 2, 2004, which exhibit is hereby incorporated by reference.

Item 9.01 (c) is hereby amended and supplemented as follows:

     (c)  Exhibits.

Exhibit No.    Exhibit

     23.1     Consent of Ernst & Young LLP.
     99.1*    Press Release, dated July 30, 2004.
     99.2     Unaudited condensed financial statements of Marshall Field's for the thirteen weeks ended May 1, 2004
     99.3     Audited financial statements of Marshall Field's for the year ended January 31, 2004.
     99.4     Unaudited pro forma financial information for the thirteen weeks ended May 1, 2004 and the year ended January 31, 2004.

              *  Previously filed.





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                             SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                        THE MAY DEPARTMENT STORES COMPANY



Dated: September 20, 2004      By:  /s/ Richard A. Brickson
                                    Richard A. Brickson
                                    Secretary